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Gateway Fund
Average Annual Total Returns
As of December 31, 2006

One Year 10.14%
Five Years 5.54%
Ten Years 6.73%
From January 1, 1988 9.08%

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost.

Data Source: Gateway Investment Advisers, L.P.

Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries. Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund.

Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data used. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

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If you have any questions regarding the Fund, please don't hesitate to contact me.

Jane Marko
Marketing
Gateway Investment Advisers, L.P.
3805 Edwards Road, Suite 600
Cincinnati, OH 45209
800.354.6339 extension 443

TO:	FINANCIAL PROFESSIONALS
FROM:	WALTER G. SALL
DATE:	JANUARY 5, 2007
SUBJECT:	OPTIMAL PERFORMANCE — GATEWAY FUND INVESTORS ENJOY DOUBLE-DIGIT RETURN IN 2006

•	OPTIMIZING THE RETURN FROM NET CASH FLOWS, GATEWAY FUND EARNS 10.14% IN 2006

•	S&P 500 INDEX RECOVERS IN THE SECOND HALF OF 2006 AND DELIVERS 15.79% FOR THE YEAR

•	LEHMAN BROTHERS U. S. INTERMEDIATE GOVERNMENT/CREDIT BOND INDEX EARNS 4.08% IN 2006 AS BOND INVESTORS REFLECT CONCERN ABOUT RESURGENCE OF INFLATION IN A STRONG ECONOMY

•	GATEWAY FUND DISTRIBUTED AN INCOME DIVIDEND OF $0.2375 PER SHARE ON DECEMBER 27

•	VISIT US ON THE WEB AT www.gatewayfund.com

	MONTH OF	4TH QUARTER	YEAR
	DECEMBER	2006	2006
GATEWAY FUND	0.40%	2.43%	10.14%
Lehman Brothers U. S. Intermediate Government/Credit Bond Index	-0.40%	1.03%	4.08%
S&P 500 Index	1.40%	6.70%	15.79%

2006 IN REVIEW

As the year 2006 ended, the Gateway Fund completed its nineteenth year since implementing its current investment strategy. As it has for each of those nineteen years, the Fund earned premiums from selling index call options, purchased index put options to limit downside market exposure and earned dividends on its underlying common stock portfolio. In 2006, the Gateway Fund posted a return of 10.14% for the year.

•
Throughout the year, continuing corporate profit growth and low interest rates were countered by international challenges and a slowdown in the housing market. After midyear, the Federal Open Market Committee (the “FOMC”) paused its relentless push to move interest rates higher. This served to curb investors’ speculative appetites, leaving them seemingly complacent about downside risks. Therefore, market volatility remained low. During most of 2006, the Chicago Board Options Exchange Volatility Index (the “VIX”) remained at the low end of its historical range. Despite constrained option premiums which resulted from the below-average market volatility, the Gateway Fund was able to capture most of the available cash flow from its option hedging transactions. Moreover, Fund investors benefited from lower hedging costs as volatility levels reduced the cost of purchasing put options.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	OPTIMAL PERFORMANCE — GATEWAY FUND INVESTORS ENJOY DOUBLE-DIGIT RETURN IN 2006
DATE:	JANUARY 5, 2007
PAGE:	TWO

•
The S&P 500 Index reflected investors’ fears of rising inflation induced by a strong economy in the first half of the year. At midyear, signs of a modest economic slowdown (but not a recession) reduced expectations of further monetary tightening by the FOMC. Investors were encouraged by the monetary environment and bid up stock prices to five-year highs. The S&P 500 Index earned a total return of 15.79% for 2006, as it moved toward its all-time high set on March 24, 2000.

•
Bond investors were initially disturbed by the rapid growth of the economy and its effects on commodity prices. As growth expectations diminished after midyear, longer-term bond prices advanced and interest rates fell, leading to a sharply inverted yield curve. For the year, the Lehman Brothers U. S. Intermediate Government/ Credit Bond Index delivered a total return of 4.08%, well below its nineteen-year average annualized return of 7.02%.

FOURTH QUARTER 2006

In the fourth quarter of 2006, equity investors were encouraged by better-than-expected economic growth. Their optimistic views led to an upwardly-trending environment for stocks and a continuation of low volatility. The Gateway Fund, while maintaining its low risk profile, delivered a gain of 2.43% for the quarter.

•
The S&P 500 Index was propelled by investors who had, at least temporarily, ceased worrying about further interest rate increases. Their enthusiasm overwhelmed fears of a deteriorating geopolitical situation in the Middle East. The S&P 500 Index earned a total return of 6.70% for the quarter.

•
As housing markets began to stabilize and the economy showed evidence of exceeding earlier expectations, bond investors exercised caution. In the fourth quarter, the Lehman Brothers U. S. Intermediate Government/ Credit Bond Index earned a modest 1.03% as bond prices fell slightly.

MONTH OF DECEMBER

With liquidity in abundance and investors anxious to show good full-year results, the stock market’s momentum continued in December. The Gateway Fund reflected this low-premium, low-volatility environment and delivered a total return of 0.40% .

•	The S&P 500 Index benefited from continued investor enthusiasm for stocks in December and delivered a total return of 1.40% as nearly all sectors participated in the advance.

•
Bond investors became more concerned that economic growth would not slow sufficiently to reduce inflationary pressures. Such indications could cause the FOMC to once again tighten monetary policy. With these factors in mind, bond prices fell slightly and the Lehman Brothers U. S. Intermediate Government/Credit Bond Index declined 0.40% in December.

•
As of December 31, 2006, the Fund was fully hedged with index call options at an average strike price between 1.5% and 2.5% in-the-money. The Fund owned index put options on 100% of the notional value of the portfolio, with average strike prices between 10.0% and 12.5% out-of-the-money.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	OPTIMAL PERFORMANCE — GATEWAY FUND INVESTORS ENJOY DOUBLE-DIGIT RETURN IN 2006
DATE:	JANUARY 5, 2007
PAGE:	THREE

LONGER-TERM PERSPECTIVE ON GATEWAY FUND PERFORMANCE — A CONSISTENT APPROACH

As previously mentioned, the Gateway Fund implemented its current hedged equity approach in January 1988. Over the succeeding nineteen years, it has persevered in its discipline throughout a broad range of market cycles in equity and bond markets, as well as in the index options market.

•
In the index options market, where the Fund derives its principal return from the sale of index call options, premiums have varied widely. During the past nineteen years, the S&P 500 Index has experienced historic bull (1995-1999) and bear (2000-2002) markets. In addition, twice during the nineteen years (1992-1994 and 2004-2005), the S&P 500 Index has posted mediocre, often sideways, performance. Bonds have largely benefited from the long-term general decline in interest rates that began in 1982. During this decline, FOMC interventions have created secondary cycles of fluctuating interest rates.

•
During the past nineteen years, the Fund has withstood these cycles with a consistent approach to risk management. As investors in traditional equity and bond markets overweighted or underweighted, attempted to time the cycles and generally reacted to market surprises after their occurrence, Gateway investors were able to simply stay the course. Why? Because the Fund’s tested investment philosophy and its execution remained unchanged.

2006 DISTRIBUTIONS

On December 27, 2006, the Gateway Fund declared and paid an ordinary income dividend of $0.2375 per share to shareholders of record as of December 26, 2006. For the year, ordinary income dividends totaled $0.4825 per share. There were no capital gains distributions in 2006. The ordinary income dividends are fully considered to be “qualified dividends” subject to a federal tax rate of not more than 15%.

AVERAGE ANNUAL TOTAL RETURNS as of December 31, 2006
	Gateway Fund	Lehman Bros. U.S. Intermediate Government/Credit Bond Index	S&P 500 Index
One Year	10.14%	4.08%	15.79%
Three Years	7.23%	2.90%	10.45%
Five Years	5.54%	4.53%	6.19%
Ten Years	6.73%	5.81%	8.42%
Since 1/1/88	9.08%	7.02%	12.14%

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441

SUBJECT:	OPTIMAL PERFORMANCE — GATEWAY FUND INVESTORS ENJOY DOUBLE-DIGIT RETURN IN 2006
DATE:	JANUARY 5, 2007
PAGE:	FOUR

Past performance is no guarantee of future results. Performance data represents past performance and assumes the reinvestment of distributions, but does not reflect the deduction of taxes paid on distributions or on the redemption of your shares. Your investment return and principal value of an investment will fluctuate so that your shares, when redeemed, may be worth more or less than the original cost. At times the Gateway Fund may not own any put options, resulting in increased exposure to a market decline. Gateway Fund returns are net of fees and expenses. An investor may be subject to additional fees and charges if the Fund is sold through intermediaries.

Gateway advises an investor to consider the investment objectives, risks, charges and expenses of the Gateway Fund carefully before investing. The Gateway Fund prospectus contains this and other information regarding the Fund. Please call 800.354.6339 to obtain a prospectus or one is available on-line at www.gatewayfund.com. The prospectus should be read carefully before you invest or send money.

Current performance may be lower or higher than the performance data quoted. Gateway Fund performance data that is current to the most recent month-end is available by calling 800.354.6339 or by accessing our website at www.gatewayfund.com.

The S&P 500 Index is a widely recognized measure of performance for the U. S. stock market. The S&P 500 Index figures represent the prices of a capitalization-weighted index of 500 common stocks and assume reinvestment of all dividends paid on the stocks in the index.

The Lehman Brothers U. S. Intermediate Government/Credit Bond Index is the intermediate component of the Lehman Brothers U. S. Government/Credit Index and is a widely recognized index which features a blend of U. S. Treasury, government-sponsored (U. S. Agency and supranational), mortgage and corporate securities limited to a maturity of no more than ten years.

Data Source: Gateway Investment Advisers, L.P., Lehman Brothers Inc. and Bloomberg L.P.

Rookwood Tower 3805 Edwards Road, Suite 600 Cincinnati, Ohio 45209 513.719.1100 s Fax 513.719.1199	303 International Circle, Suite 315 Hunt Valley, Maryland 21031 513.719.1100 s 410.785.4033 Fax 410.785.0441